SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

International Aluminum Corporation

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

1-7256 (Commission File Number)	95-2385235 (I.R.S. Employer Identification No.)

767 Monterey Pass Road Monterey Park, California (Address of Principal Executive Offices)	91754 (Zip Code)

(323) 264-1670

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

ITEM 8.01  Other Events.

On February 27, 2006, International Aluminum Corporation, or IAL, responded to a recent press release issued by two law firms representing the plaintiffs in a previously reported class-action lawsuit pending against IAL.  A copy of IAL’s statement is attached as Exhibit 99.1 to this Report and incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is included as part of this Report:

Exhibit 99.1            February 27, 2006 press release of International Aluminum Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION

	By:	/s/ RONALD L. RUDY
Dated: February 27, 2006		Ronald L. Rudy, President and Chief Executive Officer